Crawford & Company Second Quarter Earnings Conference Call August 5, 2013

Crawford & Company FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION 2  Forward-looking statements –This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at www.crawfordandcompany.com. –Crawford’s business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of claims and revenue for the Company, are generally not subject to accurate forecasting.  Revenues Before Reimbursements (“Revenues”) –Revenues Before Reimbursements are referred to as “Revenues” in both consolidated and segment charts, bullets and tables throughout this presentation.  Segment and Consolidated Operating Earnings –Under the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 280, “Segment Reporting,” the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non-controlling interests, certain unallocated corporate and shared costs and credits, and special charges and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits.  Earnings Per Share –In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by the guidance in ASC Topic 260 - "Earnings Per Share". The two- class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Further references to EPS in this presentation will generally be only for CRDB, as that is the more dilutive measure.  Non-GAAP Financial Information –For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Crawford & Company Global Business Services Leader  The world’s largest independent provider of global claims management solutions  Multiple globally recognized brand names: Crawford, Broadspire, GCG  Clients include multinational insurance carriers, brokers and local insurance firms as well as over 200 of the Fortune 500 corporations 3 EMEA-A/P Americas Broadspire Legal Settlement Administration Serves the U.K., European, Middle Eastern, African and Asia Pacific markets Serves the U.S., Canadian and Latin American markets Serves large national accounts, carriers and self- insured entities Provides administration for class action settlements and bankruptcy matters

Today’s Agenda Welcome and Opening Comments Second Quarter 2013 Financial Review Second Quarter 2013 Operational Review Guidance and Future Operational Focus

Crawford & Company Second Quarter 2013 Business Summary $0 $100 $200 $300 $400 Q2 2013 Q2 2012 Revenues ($ in millions) 5 Revenues increased 2% to $299.0 million Consolidated operating earnings increased 27% to $30.4 million Improvement in Broadspire and Americas operating results Net income increased 63% to $17.0 million Diluted earnings per share of $0.31 for CRDA and $0.30 for CRDB $0 $5 $10 $15 $20 $25 $30 $35 Q2 2013 Q2 2012 Consolidated Operating Earnings ($ in millions) 299.0 293.8 30.4 24.0

Second Quarter 2013 Financial Review

Crawford & Company Second Quarter 2013 Financials 7 Crawford & Company Income Statement Highlights Unaudited ($ in thousands, except per share amounts) Quarters Ended June 30, 2013 2012 % Change Revenues $298,947 $293,847 2% Costs of Services 212,333 212,815 - Selling, General, and Administrative Expenses 58,425 59,077 -1% Corporate Interest Expense, Net 1,600 2,387 -33% Special Charges - 1,571 nm Total Costs and Expenses 272,358 275,850 -1% Other Income 289 278 4% Income Before Income Taxes 26,878 18,275 47% Provision for Income Taxes 10,010 7,583 32% Net Income 16,868 10,692 58% Less: Net (Loss)Income Attributable to Noncontrolling Interests (140) 267 nm Net Income Attributable to Shareholders of Crawford & Company $17,008 $10,425 63% Earnings Per Share - Diluted Class A Common Stock $0.31 $0.19 63% Class B Common Stock $0.30 $0.18 67% Cash Dividends per Share: Class A Common Stock $0.04 $0.03 33% Class B Common Stock $0.03 $0.02 50% nm=not meaningful

Crawford & Company Second Quarter 2013 Financials 8 Summary Results: Americas Unaudited ($ in thousands) For the quarters ended June 30,  Growth in Contractor Connection drove higher U.S. revenues in the 2013 period  Claims increased in Canada in the 2013 second quarter $0 $25 $50 $75 $100 2Q 2013 2Q 2012 Revenues ($ in millions) $0 $1 $2 $3 $4 $5 2Q 2013 2Q 2012 77.6 1.4 4.4 Operating Earnings ($ in millions) *At 2012 average FX rates **At 2013 average FX rates 82.6 Pro Forma 2013/2012 2013* 2013** 2012 % Change Revenues 83,459$ 82,634$ 77,575$ 6.5% Total Operating Expenses 78,965 78,217 76,168 2.7% Operating Earnings 4,494$ 4,417$ 1,407$ 213.9% Operating Margin 5.4% 5.3% 1.8% nm=not meaningful

Crawford & Company Second Quarter 2013 Financials 9 Summary Results: U.S. Catastrophe (CAT) adjuster activity  CAT adjuster revenues of $6.3 million in second quarter of 2013 compared with $5.5 million in 2012 period  CAT cases numbered 8,700 in the second quarter of 2013 compared with 7,500 in the second quarter of 2012 $0 $2 $4 $6 $8 2Q 2013 2Q 2012 Revenues ($ in millions) 0 4 8 12 2Q 2013 2Q 2012 Catastrophe Cases (in thousands) 5.5 6.3 7.5 8.7

Crawford & Company Second Quarter 2013 Financials 10 Summary Results: EMEA/AP Unaudited ($ in thousands) For the quarters ended June 30,  Revenues and operating earnings declined quarter over quarter due to the winding down of claims in Thailand and reduction in claims activity in the U.K. $50 $60 $70 $80 $90 $100 2Q 2013 2Q 2012 Revenues ($ in millions) $0 $2 $4 $6 $8 $10 $12 $14 2Q 2013 2Q 2012 Operating Earnings ($ in millions) 93.8 87.6 11.7 8.4 *At 2012 average FX rates **At 2013 average FX rates Pro Forma 2013/2012 2013* 2013** 2012 % Change R venues 89,511$ 87,593$ 93,820$ -6.6% Total Operating Expenses 81,230 79,201 82,088 -3.5% Operating Earnings 8,281$ 8,392$ 11,732$ -28.5% Operating Margin 9.3% 9.6% 12.5%

Crawford & Company Second Quarter 2013 Financials 11 Summary Results: Broadspire Unaudited ($ in thousands) For the quarters ended June 30,  Meaningful sequential improvement in operating performance over the 2013 first quarter  Revenues and operating earnings increase included a $3.0 million one-time benefit  Outlook for the year remains positive $45 $50 $55 $60 $65 $70 2Q 2013 2Q 2012 Revenues ($ in millions) -$1 $0 $1 $2 $3 $4 $5 2Q 2013 2Q 2012 60.0 65.8 -0.4 4.4 Operating Earnings (Loss) ($ in millions) 2013 2012 % Change Revenues 65,768$ 59,964$ 9.7% Total O erating Expenses 61,409 60,336 1.8% Operating Earnings (Loss) 4,359$ (372)$ nm Operating Margin 6.6% -0.6% nm=not meaningful

Crawford & Company Second Quarter 2013 Financials 12 Summary Results: Legal Settlement Administration Unaudited ($ in thousands) For the quarters ended June 30, $20 $30 $40 $50 $60 $70 2Q 2013 2Q 2012 Revenues ($ in millions) $0 $3 $6 $9 $12 $15 $18 2Q 2013 2Q 2012 Operating Earnings ($ in millions) 62.5 63.0 15.8 16.5  2013 results reflect continued contribution of the Deepwater Horizon special project as well as several large new class action projects  Backlog at 2013 second quarter of $130.0 million compared with $73.0 million a year ago 2013 2012 % Change Revenues 62,952$ 62,488$ 0.7% Total Operating Expenses 46,422 46,696 -0.6% Operating Earnings 16,530$ 15,792$ 4.7% Operating Margin 26.3% 25.3%

Crawford & Company Second Quarter 2013 Financials 13 Crawford & Company Balance Sheet Highlights Unaudited ($ in thousands) June 30, December 31, 2013 2012 Change Cash and cash equivalents $47,178 $71,157 ($23,979) Accounts receivable, net 179,087 164,708 14,379 Unbilled revenues, net 137,581 124,881 12,700 Total receivables 316,668 289,589 27,079 Goodwill 134,820 131,995 2,825 Deferred revenues, net 80,935 82,817 (1,882) Pension liabilities 154,701 165,624 (10,923) Current portion of long-term debt, capital leases and short-term borrowings 21,967 14,113 7,854 Long-term debt, less current portion 151,936 152,293 (357) Total debt 173,903 166,406 7,497 Total stockholders' equity attributable to Crawford & Company 162,261 136,199 26,062 Net debt* 126,725 95,249 31,476 Total debt/capitalization 52% 55% *Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents.

Crawford & Company Second Quarter 2013 Financials 14 Crawford & Company Operating and Free Cash Flow Unaudited ($ in thousands) For the quarters ended June 30: 2013 2012 Variance Net Income Attributable to Shareholders of Crawford & Company $26,747 $16,490 $10,257 Plus: Depreciation and Other Non-Cash Operating Items 18,098 18,007 91 Less: Unbilled and Billed Receivables Change (28,305) (51,732) 23,427 Less: Working Capital Change (26,594) (4,654) (21,940) Less: U.S. Pension Contributions (5,000) (4,556) (444) Operating Cash Flow (15,054) (26,445) 11,391 Less: Property & Equipment Purchases, net (4,452) (8,302) 3,850 Less: Capitalized Software (internal and external costs) (8,382) (8,285) (97) Free Cash Flow ($27,888) ($43,032) $15,144

Second Quarter 2013 Operational Review

Crawford & Company Second Quarter Operational Review 16 Second Quarter Business Drivers $270 $275 $280 $285 $290 $295 $300 $305 $310 $315 2Q 2013 1Q 2013 4Q 2012 3Q 2012 2Q 2012 Revenues ($ in millions) 305 310 315 320 325 330 335 340 345 2Q 2013 1Q 2013 4Q 2012 3Q 2012 2Q 2012 Cases Received (In thousands)  Meaningful improvement in Broadspire operating performance  Decline in EMEA/AP as a result of wind down of Thailand flood losses and drop in U.K. claim volumes  Legal Settlement Administration involved in Deepwater Horizon special project and benefited from several large new class action assignments  Growth in Americas due to Contractor Connection, Latin American and Canadian revenues  Consolidated cases received increased 5% over the second quarter of 2012

Crawford & Company Second Quarter Operational Review 17 Americas $0 $10 $20 $30 $40 $50 $60 U.S. Canada Latin America Revenues by Geographic Region ($ in millions) U.S. Property and Casualty Solid growth in Contractor Connection revenues Increase in CAT activity Canada Won several large new accounts Case volumes increased Focus on expense management continues Latin America & Caribbean Improvement in claim volumes Focus on Mexico and Brazil 2Q 2013 vs. 2Q 2012 0 20 40 60 80 100 120 U.S. Canada Latin America Americas Cases Received (In thousands)

Crawford & Company Second Quarter Operational Review 18 EMEA/AP $0 $5 $10 $15 $20 $25 $30 $35 $40 U.K. CEMEA Asia-Pacific Revenues by Geographic Region ($ in millions) U.K. Reduction in weather-related property claim volumes Continued focus on Global Technical Services (GTS) expansion CEMEA Claims volume increased in second quarter due to new client wins Continued focus on growth in specialty service lines Asia-Pacific Activity on flooding claims in Thailand declined in second quarter Growth in weather-related claims in Australia 0 10 20 30 40 50 60 U.K. CEMEA Asia-Pacific EMEA/AP Cases Received (In thousands) 2Q 2013 vs. 2Q 2012

Crawford & Company Second Quarter Operational Review 19 Broadspire $0 $5 $10 $15 $20 $25 $30 $35 Workers' Comp. Medical Mgmt. Risk Mgmt. Info. Svcs. Revenues by Service Line ($ in millions)  Broadspire case volume improved  One-time revenue and operating earnings benefit of $3.0 million during the quarter  New client wins and retention remain very strong  Higher medical management revenues due to increased case referrals  Cost management initiatives continued  Command Center introduced 0 5 10 15 20 25 30 35 40 45 Workers' Comp. Casualty Other Broadspire Cases Received (In thousands) 2Q 2013 vs. 2Q 2012

Crawford & Company Second Quarter Operational Review 20 Legal Settlement Administration $0 $20 $40 $60 $80 $100 $120 $140 2Q 2013 2Q 2012 Backlog ($ in millions)  Deepwater Horizon class action project continued  Large class action projects ramped up in the quarter, which gave balance to revenues  New business wins continue in both class action and bankruptcy space  Strong backlog at $130.0 million 130.0 73.0

Crawford & Company 2013 Guidance 21 Crawford & Company is affirming and increasing certain aspects of its full year 2013 guidance as follows:  Consolidated revenues before reimbursements between $1.12 and $1.14 billion  Consolidated operating earnings between $95.0 and $99.0 million  Consolidated cash provided by operating activities between $65.0 and $70.0 million  Consolidated net income attributable to shareholders of Crawford & Company on a GAAP basis between $51.5 and $54.0 million, or $0.90 to $0.95 diluted earnings per CRDB share

Crawford & Company 2013 Operational Focus 22 Sustain Operating Performance through Improved Profitability  Americas improvement in U.S. Property & Casualty and Canada  Continued progress in Broadspire Strengthen the Balance Sheet  Manage debt levels and pension obligations  Drive operating cash flow to support business growth Enhance Total Return to Shareholders  Dividend policy to provide meaningful yield  Seek opportunities to repurchase outstanding shares below intrinsic value

Second Quarter 2013 Appendix

Crawford & Company Appendix: Non-GAAP Financial Information 24 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker (“CODM”) to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operation decision maker use. Consolidated operating earnings (loss) represent segment earnings (loss) including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, special charges and credits, income taxes, and net income or loss attributable to noncontrolling interests. Net debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company’s debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company’s defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures.

Crawford & Company Reconciliation of Non-GAAP Items 25 Unaudited ($ in thousands) June 30, December 31, 2013 2012 Net Debt Short-term borrowings 21,120$ 13,275$ Current installments of long-term debt and capital leases 847 838 Long-term debt and capital leases, less current installments 151,936 152,293 Total debt 173,903 166,406 Less: Cash and cash equivalents 47,178 71,157 Net Debt 126,725$ 95,249$ Q2 2013 Q1 2013 Q4 2012 Q3 2012 Q2 2012 Revenues Before Reimbursements Total Revenues 326,128$ 307,126$ 335,530$ 324,246$ 319,016$ Reimbursements (27,181) (20,845) (22,549) (22,110) (25,169) Revenues Before Reimbursements 298,947$ 286,281$ 312,981$ 302,136$ 293,847$ Q2 2013 Q2 2012 Costs of Services Before Reimbursements Total Costs of Services 239,514$ 237,984$ Reimbursements (27,181) (20,845) Costs of Services Before Reimbursements 212,333$ 217,139$ Q2 2013 Q2 2012 Operating Earnings (Loss) Americas 4,417$ 1,407$ EMEA/AP 8,392 11,732 Broadspire 4,359 (372) Legal Settlement Administration 16,530 15,792 Unallocated corporate and shared costs, net (3,333) (4,603) Consolidated Operating Earnings 30,365 23,956 Deduct: Net corporate interest expense (1,600) (2,387) Stock option expense (293) (123) Amortization expense (1,594) (1,600) Special charges - (1,571) Income before income taxes 26,878$ 18,275$